UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

Integral Vision, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State of other Jurisdiction of Incorporation)	0-12728 (Commission File Number)	38-2191935 (I.R.S. Employer Identification No.)

49113 Wixom Tech Drive, Wixom, Michigan (Address of principal executive offices)	48393 (Zip Code)

Registrant’s telephone number, including area code: 248-668-9230

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a)(1)

Amendment and Waiver of PIPE Investment Documents.

On September 15, 2008, Integral Vision, Inc. (the “Company”) executed a Waiver and Amendment Agreement with the parties of a certain Securities Purchase Agreement dated April 12, 2005 (the “2005 Agreement”). In conjunction with the Waiver and Amendment Agreement, the Company issued Warrants (the “New Warrants”) to purchase its common stock and agreed, pursuant to a Registration Rights Agreement, to register the resale of the shares underlying the New Warrants.

The parties to the Waiver and Amendment Agreement and the Registration Rights Agreement are the Company, and the following entities (collectively, “Investors”):

•	Special Situations Technology Fund II, L.P.

•	Special Situations Technology Fund, L.P.

•	Special Situations Cayman Fund, L.P.

•	Special Situations Private Equity Fund, L.P.

•	Bonanza Master Fund Ltd.

•	SRB Greenway Capital, L.P.

•	SRB Greenway Offshore Operating Fund, L.P.

•	SRB Greenway Capital (QP), L.P., and

•	Kircher Family Trust dtd 03-24-04.

Each of the Investors received New Warrants in proportion to their original investment in the Company under the 2005 Agreement. None of the Investors have any relationship with the Company or its affiliates, other than in respect of the agreements described herein.

Restructuring of Class 2 and Class 3 Notes

On September 15, 2008, the Company entered into a series of Exchange Agreements with certain holders of the Company’s Class 2 Notes and Class 3 Notes. In conjunction with such Exchange Agreements, such holders of Class 2 Notes agreed to either amend their Class 2 Notes or exchange their Class 2 Notes for Class 3 Notes. Such holders of Class 3 Notes agreed to either amend their Class 3 Notes or exchange their Class 3 Notes for Class 2 Notes.

The holders of Class 2 Notes that have entered into such Exchange Agreements are as follows:

•	Susan W. Pillsbury Revocable Trust dtd 3/13/1998

•	Michael H. Kiely

•	Maxco, Inc.

•	Max Coon

•	Max A. Coon

•	John R. & Margaret Lee Kiely Revocable Trust

•	P. Robert Klonoff and Susan J. Klonoff

•	The Klonoff Company, Inc.

•	John R. Kiely, III Trust dtd 5/22/2007

•	John R. Kiely, III

•	Dale Renee Kehoe Trust

•	Industrial Boxboard Corporation Profit Sharing Plan and Trust; and

•	The Carney Trust dtd 3/22/1994

The holders of Class 3 Notes that have entered into such Exchange Agreement are as follows:

•	Ricardo L. Larrabure

•	Michael H. Kiely (personally and as an IRA beneficiary)

•	Maria P. Kiely (IRA beneficiary)

•	Kotun C. Kiely and Michael H. Kiely

•	Dale R. Kehoe

•	Inmay P. Kiely and Michael H. Kiely

•	Garrett H. Larrabure

•	Yung Kwang J. Kiely and Michael H. Kiely; and

•	Robert W. Collis

Max A. Coon is a Vice Chairman, Secretary and Director of the Company. John R. Kiely, III and John A. Hunter (a co-trustee of the Industrial Boxboard Corporation Profit Sharing Plan and Trust) are shareholders of the Company that are required to report their holdings under Section 16(a) of the Securities Exchange Act of 1934. No other noteholder listed above has any relationship with the Company or its affiliates, other than in respect of the agreements described herein.

See the Exhibits furnished with this Form 8-K, which are incorporated by reference.

(a)(2)

Amendment and Waiver of PIPE Investment Documents.

Pursuant to the Waiver and Amendment Agreement, the parties amended the warrants previously issued under the 2005 Agreement (the “Old Warrants”) by reducing the exercise price to $0.001 per share, and deleting a provision therein that restricted equity sales by the Company.

The parties also amended the 2005 Agreement so as to modify certain rights of first refusal to the Investors on future equity issuances by the Company and to delete a “most favored nations” clause that gave the Investors the right to exchange their securities for securities issued by the Company having more favorable terms.

The Investors also consented to the Restructuring of Class 2 and Class 3 Notes described herein.

The Company issued an aggregate of 7,000,000 New Warrants, and the exercise price of the New Warrants is $0.001. The Company is required to register the resale of the shares of common stock underlying the New Warrants pursuant to the Registration Rights Agreement.

Restructuring of Class 2 and Class 3 Notes

Pursuant to the Exchange Agreements, the holders of $1,437,000 of Class 2 Notes issued prior to December 1, 2007 elected to receive 12% interest per annum effective as January 2, 2008 and to cease warrant accrual as of January 3, 2008. For certain Class 2 Noteholders, the maturity date for $718,500 of Class 2 Notes was extended to July 1, 2009 and the maturity date for $718,500 of Class 2 Notes was extended to October 1, 2009. The holders of $1,477,000 of the Class 2 Notes issued prior to December 1, 2007 elected to receive 8% interest per annum effective as January 2, 2008 and to cease warrant accrual as of January 3, 2008.

The holders of $1,477,000 of the Class 2 Notes issued prior to December 1, 2007 and of $1,803,000 of Class 2 Notes issued after December 1, 2007 (and accumulated interest thereon) have exchanged their Class 2 Notes for Class 3 Notes that will mature on July 1, 2010. Such Class 3 Notes will earn 8% interest per annum and will be convertible into common stock of the Company at a conversion price of $0.25 per share.

The holders of $234,000 of Class 3 Notes agreed to amend the terms of their Class 3 Notes by extending the maturity date to July 1, 2010 and reducing the conversion price of their Class 3 Notes from $1.00 per share to $0.25 per share.

The holders of $64,500 of Class 3 Notes agreed to exchange their Class 3 Notes for Class 2 Notes that will earn 12% interest per annum and have a maturity date of July 1, 2009. The holders of $64,500 of Class 3 Notes agreed to exchange their Class 3 Notes for Class 2 notes that will earn 12% interest per annum and have a maturity date of October 1, 2009.

Except as described above, the payment terms under the Class 2 Notes and Class 3 Notes are the same as described in the Fifth Amended and Restated Note and Warrant Purchase Agreement, as filed with the Company’s Form 10-KSB for the year ended December 31, 2007.

See Item 3.02. See also the Exhibits furnished with this Form 8-K, which are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01. See also the Exhibits furnished with this Form 8-K, which are incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The following sets forth the information required by Item 701 of Regulation S-K in connection with the Waiver and Amendment Agreement:

a.
On September 15, 2008, the Company issued a) warrants for the purchase of up to 7,000,000 shares of the Company’s common stock and b) $3,437,642 of Class 3 Notes that are convertible into shares of the Company’s common stock. On September 15, 2008, the Company amended $234,000 of Class 3 Notes by reducing the conversion price from $1.00 per share to $0.25 per share.

b.	N/A

c.
The warrants for the purchase of up to 7,000,000 shares of common stock are exercisable at $0.001 per share for a period of five years. The Class 3 Notes are convertible into shares of common stock at $0.25 per share until July 1, 2010 (unless called for redemption earlier as described in such Note). There were no underwriting fees associated with the issuance of the warrants or Class 3 Notes. The warrants are consideration for the Investors consenting to the Restructuring of the Class 2 Notes and Class 3 Notes described herein and for amending and deleting certain terms of the 2005 Agreement and Old Warrants, as described in Item 1.01. The new Class 3 Notes are consideration for the exchange of Class 2 Notes as described in Item 1.01. The amendment of certain Class 3 Notes is consideration for the extension of the maturity date for such Notes as described in Item 1.01.

d.
The exemption from registration was claimed under the definition of “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended, or under the definition of “qualified institutional buyer” as defined under the Securities Act of 1933, as amended, based on the written representations of the Investors and certain holders of Class 2 Notes and Class 3 Notes.

e.
The warrants for the purchase of up to 7,000,000 shares of common stock are exercisable at $0.001 per share for a period of five years. Under the Registration Rights Agreement, the Company is obligated to file a registration statement to register the shares of common stock resulting from the exercise of the warrants. The Class 3 Notes are convertible into shares of common stock at $0.25 per share until July 1, 2010 (unless called earlier for redemption as described in such Class 3 Note). Under the Fifth Amended and Restated Note and Warrant Purchase Agreement, the holders of Class 3 Notes have piggy-back registration rights.

See Item 1.01. See also the Exhibits furnished with this Form 8-K, which are incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION
4.1	Waiver and Amendment Agreement, effective September 15, 2008, and the Registration Rights Agreement and common stock Warrants, made a part thereof, among the respective parties thereto.

4.2
Securities Purchase Agreement, effective April 12, 2005, and the Registration Rights Agreements, Common Stock Warrants, voting agreements, and Lock-Up Agreements, made a part thereof, among the respective parties thereto (filed as Exhibit 4.(A) to registrant’s Form 8-K filed April 14, 2005, SEC file 0-12728, and incorporated herein by reference).

4.3	Exchange Agreements, effective September 15, 2008, among the respective parties thereto.

4.4
Form of Fifth Amended and Restated Note and Warrant Purchase Agreement (filed as Exhibit 4.10 to registrant’s Form 10-KSB for the year ended December 31, 2007, SEC file 0-12728, and incorporated herein by reference).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL VISION, INC.

Dated: September 17, 2008	By:	/s/ Mark R. Doede
Mark R. Doede President, Chief Operating Officer and Chief Financial Officer